UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2024 Annual Meeting of Shareholders on June 4, 2024.

(b)

GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2024.

(1) Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	810,805,033	46,063,046	4,809,641	97,958,107
Wesley G. Bush	826,679,382	33,551,230	1,447,108	97,958,107
Joanne C. Crevoiserat	855,071,601	5,198,587	1,407,532	97,958,107
Linda R. Gooden	857,451,156	2,850,914	1,375,650	97,958,107
Joseph Jimenez	834,678,205	25,543,095	1,456,420	97,958,107
Jonathan McNeill	854,637,877	5,566,387	1,473,456	97,958,107
Judith A. Miscik	858,649,259	1,626,843	1,401,618	97,958,107
Patricia F. Russo	779,457,342	80,817,207	1,403,171	97,958,107
Thomas M. Schoewe	834,904,238	25,325,735	1,447,747	97,958,107
Mark A. Tatum	852,188,149	8,044,354	1,445,217	97,958,107
Jan E. Tighe	858,518,900	1,737,689	1,421,131	97,958,107
Devin N. Wenig	836,194,033	23,982,775	1,500,912	97,958,107

(2) Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2024. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2024.

Votes For	951,074,847
Votes Against	6,615,500
Abstentions	1,945,480
Broker Non-Votes	0

(3) Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	497,425,426
Votes Against	362,107,818
Abstentions	2,144,476
Broker Non-Votes	97,958,107

(4) Shareholder Proposal Requesting a Report on the Use of Child Labor in Connection with the Company’s EV Supply Chain. GM’s shareholders did not approve the shareholder proposal requesting a report on the use of child labor in connection with the company’s EV supply chain.

Votes For	108,741,245
Votes Against	741,336,596
Abstentions	11,599,879
Broker Non-Votes	97,958,107

(5) Shareholder Proposal to Eliminate EV Targets From Incentive Compensation Programs. GM’s shareholders did not approve the shareholder proposal to eliminate EV targets from incentive compensation programs.

Votes For	6,587,255
Votes Against	851,645,950
Abstentions	3,444,515
Broker Non-Votes	97,958,107

(6) Shareholder Proposal Requesting a Report on the Company’s Use of Deep-Sea Mined Minerals in its Production and Supply Chains. GM’s shareholders did not approve the shareholder proposal requesting a report on the Company’s use of deep-sea mined minerals in its production and supply chains.

Votes For	107,541,438
Votes Against	746,401,641
Abstentions	7,734,641
Broker Non-Votes	97,958,107

(7) Shareholder Proposal Requesting a Report on Sustainability Risks in the Company’s Supply Chain. GM’s shareholders did not approve the shareholder proposal requesting a report on sustainability risks in the Company’s supply chain.

Votes For	117,328,279
Votes Against	736,668,866
Abstentions	7,680,575
Broker Non-Votes	97,958,107

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ John S. Kim
John S. Kim
Assistant Corporate Secretary

Date: June 6, 2024